UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 23, 2004

ChipPAC, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31173	77-0463048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

47400 Kato Road, Fremont, California 94538
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (510) 979-8000

Item 5. Other Events.

     On March 23, 2004, ChipPAC, Inc. and ST Assembly Test Services Ltd. issued a joint press release announcing the early termination of the Hart-Scott-Rodino Waiting Period (the “Press Release”).

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, as of March 24, 2004.

CHIPPAC, INC. (Registrant) /s/ Patricia H. McCall
PATRICIA H. MCCALL Senior Vice President, General Counsel and Secretary

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